UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

iTech Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52117	20-5153331
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17011 Beach Boulevard Suite 900 Huntington Beach, California 92647

(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 841-2670

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

The press release attached hereto as Exhibit 99.1 is not deemed filed under the Securities Exchange Act of 1933, as amended. It is considered to be “furnished” under the instructions of Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1            Press Release, dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2011	iTech Medical, Inc.

	By:	/s/ Wayne Cockburn
Chief Financial Officer

PRESS RELEASE CORRECTION:  iTech Medical Clarifies
Composition of Board of Directors

THIS PRESS RELEASE CORRECTS THE VERSION THAT WAS RELEASED ON APRIL 29, 2011 – SHAREHOLDERS ELECT NEW BOARD

(HUNTINGTON BEACH, Calif., May 5, 2011) – iTech Medical, Inc. (OTCBB:IMSU - News) (FWB:0IM - News), today reported that a press release issued on April 29, 2011 reporting that a majority of its shareholders had executed written consents to removal of the Company's Board of Directors was inaccurate and was issued without the consent or approval of the Board of Directors.

On April 27, 2011, the Company received a copy of written consents purportedly signed by holders of a majority of the issued and outstanding stock of the Company removing the entire Board and electing Warren G. Baker and Wim Peters to the Board.  The Company has reviewed the consents and has determined that the consents were executed by far less than 50% of the shareholders of record of the Company. Accordingly, the shareholders have not removed the Board or elected new directors, and the existing Board of six members remains the Board of Directors of the Company.  The current board of directors comprises George Angelidis (Director), Warren G. Baker, Wayne D. Cockburn, Craig Lunsman, Donald Paterson and Wim Peters.

About iTech Medical - (OTCBB:IMSU - News) (FWB:0IM - News)
iTech Medical is engaged in the research and commercial development of healthcare information systems and technologies. To date, the Company has focused on developing a proprietary platform called Muscle Pattern Recognition (MPR), a unique clinical and rehabilitation tool for the analysis of muscle function. iTech Medical is ISO 13485:2003 certified for the production and sale of surface electromyography (sEMG) diagnostic devices for clinical use.

For further information, visit the iTech Medical website:  www.iTechMedical.com

Forward-Looking and Cautionary Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management’s current views and estimates regarding future market conditions, company performance and financial results, business prospects, new strategies, the competitive environment and other events. You can identify these statements by the fact that they use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “plan,” “outlook,” and other words and terms of similar meaning.

These statements involve a number of risks and uncertainties that could cause actual results to materially differ from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of our competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, our ability to react to a disaster recovery situation, and the impact of labor markets and new product introductions on our overall profitability.

A further list and description of these risks, uncertainties and other matters can be found in the company’s annual report and other reports filed from time to time with the Securities and Exchange Commission, including, but not limited to, iTech Medical’s Annual Report on Form 10-K filed with the SEC on April 14, 2011.  iTech Medical cautions that the foregoing list of important factors is not complete and assumes no obligation to update any forward-looking statements that it may make.

Contact:

Investor Relations
Premier Media Services Inc.
Kelly Black, President
Office: 480.649.8224 or 866.216.8814
kblack@premiermediaservice.com

DM Productions LLC
Dianemarie Collins, Public Relations
Reno, NV   775.825.1727
Phoenix, AZ 623.825.9122
DM@DMProductionsLLC.com

iTech Medical, Inc.
Warren Baker, President & CEO
971.241.2543
Warren.Baker@iTechMedical.com